                                                                     EXHIBIT 10o

                                    BELLSOUTH

                                     OFFICER

                        PERSONAL VEHICLE PERQUISITE PLAN

                                    1/1/2004

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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                                      INDEX

SECTION                                                                  PAGE
-------                                                                  ----
PURPOSE OF PLAN                                                            3
               -------------------------------------------------------

OFFICER PERSONAL VEHICLE SUPPORT                                           3
                                --------------------------------------

SAFETY                                                                     3
      ----------------------------------------------------------------

MONTHLY ALLOWANCE PAYMENTS                                                 4
                          --------------------------------------------

NEW PLAN PARTICIPANTS                                                      4
                     -------------------------------------------------

BENEFITS/LEAVE OF ABSENCE/MILITARY LEAVE                                   4
                                        ------------------------------

TERMINATION OF SERVICE                                                     5
                      ------------------------------------------------
DEMOTIONS/DOWNGRADES                                                       5
                    --------------------------------------------------

VEHICLE REQUIREMENTS                                                       5
                    --------------------------------------------------

INSURANCE REQUIREMENTS                                                     6
                      ------------------------------------------------

INCOME TAX CONSIDERATIONS                                                  7
                         ---------------------------------------------

OTHER CONSIDERATIONS                                                       7
                    --------------------------------------------------

RATES                                                                      8
     -----------------------------------------------------------------

ENROLLMENT FORM RF 0002-OFFICER                                            9
                               ---------------------------------------

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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PURPOSE OF PLAN

The Officer Personal Vehicle Perquisite Plan is designed to reimburse officers for the provision and use of their personal vehicle when conducting company business. The plan authorizes a fixed dollar amount per month.

OFFICER PERSONAL VEHICLE SUPPORT

At the officer's request, Tim and Tom Parker are available to ensure that the officer's personal vehicle has fuel, is washed, and is transported to and from maintenance appointments scheduled by the officer. A DUPLICATE KEY TO THE VEHICLE SHOULD BE PROVIDED BY THE OFFICER IF THIS PERSONAL VEHICLE SUPPORT IS DESIRED. The duplicate key will be stored by Tim and Tom Parker at Campanile.

Officers will be assigned a WEX card to be used for FUELING AND WASHING the vehicle covered under this plan. Any charges to the WEX card will be included in the officer's year-end earnings and taxed at the supplemental rate. Maintenance for the personal vehicle, as well as the cost associated with extra keys, are considered a personal expense and the officer should make payment arrangements with the service provider. PLEASE NOTE THAT IN THE EVENT THAT TIM OR TOM PARKER ARE NOT AVAILABLE TO PROVIDE OFFICER PERSONAL VEHICLE SUPPORT ON A PARTICULAR DAY, AN EXTERNAL VENDOR IS USED AS BACK-UP.

When using the WEX card, officers will be prompted for their PIN Code (the last 6 characters of their SSN) and the current mileage on their vehicle. A mileage entry is not mandatory, a "1" entered is acceptable. The officer will be provided with a report at the end of the year for their records that details their WEX card transactions as well as any vehicle mileage entered when using the WEX card.

Lost WEX cards should be reported to BellSouth Executive Compensation on 404-249-4167.

SAFETY

Participants are responsible for following all laws and regulations regarding safe motor vehicle operation. When operating a vehicle covered by the plan, seat belts must be used by the driver and all passengers.

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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MONTHLY ALLOWANCE PAYMENTS

Reimbursement rates will be reviewed periodically and may be modified if appropriate. The rates are based on periodic studies done on the cost of operating a current model automobile in areas where company work locations exist. Participants in this plan will receive a fixed monthly rate paid to reimburse the officer for the cost of providing a vehicle to be used under the plan. The amount is determined as a percentage of the cost of a current model automobile, including tags and insurance. Also factored in are amounts designed to reimburse the officer for the cost of operating a vehicle as well as an amount to compensate for the taxes that are withheld from the allowance. The current Monthly Allowance amount is included on Attachment 1.

To enroll in this plan the officer should submit Form RF 0002-Officer (Attachment 2) to BellSouth Executive Compensation to activate the fixed Monthly Allowance payment.

NEW PLAN PARTICIPANTS

Newly promoted or hired officers are eligible to enrolled in the Officer Personal Vehicle Reimbursement Plan upon appointment to an officer position. Form RF 0002-Officer should be submitted to BellSouth Executive Compensation to activate the fixed monthly payments.

BENEFITS/LEAVE OF ABSENCE/MILITARY LEAVE

If an officer is on Short Term Disability, a leave of absence or on military leave for a period of six weeks or less, reimbursement for the Monthly Allowance should not be interrupted provided the officer continues to meet the requirements of the plan. If the officer is out for a period of more than six weeks, reimbursement for the Monthly Allowance will not be paid for any calendar month beginning after the six week period has passed. The supervisor should advise BellSouth Executive Compensation that the allowance is to be stopped. Reimbursement for the Monthly Allowance will be resumed upon return provided the officer meets all of the plan requirements. The officer should advise BellSouth Executive Payroll to reactivate monthly fixed payments.

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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TERMINATION OF SERVICE

Officers who terminate service with the company will receive a full Monthly Allowance with their payroll check for the last month of employment.

DEMOTIONS/DOWNGRADES

An officer who becomes ineligible to participate in the Officer PVPP as a result of a demotion or downgrade will transition to the Senior Manager PVPP, if applicable, on the effective date of the payroll activity, providing that they meet the requirements of the Senior Manager PVPP.

VEHICLE REQUIREMENTS

Officers on this plan must furnish a vehicle which projects a good image of the company. Participating officers must ensure that a covered vehicle is clean, reliable, undamaged, and safe to operate. The vehicle is expected to be less than four years old.

Vehicle Restrictions: 4-door, 5 or 6 passenger automobiles or sport-utility vehicles are acceptable. The vehicle should be suitable for business use, serving as an extension of the image BellSouth officers are expected to demonstrate.

Following are EXAMPLES of vehicles that are NOT considered appropriate: Large SUVs (i.e. Surburban, Navigator, Expedition, Excursion, Escalade, Range Rover, LX470, Hummer); 4-door pickups; Super Luxury (i.e., Bentley, Rolls Royce), any convertible (even if 4-door). These examples are not all inclusive, but are intended to illustrate the general types of vehicle not considered appropriate. The officer should understand that he/she will be subject to scrutiny by employees, regulators, the press, and others. The officer should apply good judgment in the type of vehicle they select to be covered by the plan. If there is a question of whether a vehicle is appropriate, the officer should discuss with their supervisor.

To change the vehicle driven under the Plan, Form RF 0002-Officer should be submitted to BellSouth Executive Compensation and the new vehicle should be insured as required by the Plan.

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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INSURANCE REQUIREMENTS

Officers must furnish proof of insurance to BellSouth Executive Compensation when being placed on the plan and must maintain a valid liability policy for as long as they remain on the plan. They must notify the insurance carrier that their vehicle will be used for business purposes and should provide BellSouth Executive Compensation's address (1155 Peachtree Street, NE, Room 13K06, Atlanta, GA 30303) to the insurance company for use when mailing copies of policies, cancellations, reinstatement notices, semi-annual renewals, or other evidence of active coverage. BellSouth Executive Compensation will maintain current copies of these records for each participating officer. In order for there to be no gap between the officer's personal coverage and the BellSouth Group Excess Liability insurance program for officers, personal insurance coverage requirements for the vehicle covered under this plan are as follows:

      1. The officer's personal insurance policy must provide at a minimum the following levels of coverage for vehicle liability and uninsured/underinsured motorist liability:

            a) $250,000 bodily injury per person, $500,000 bodily injury per accident, and $50,000 property damage per accident or,

            b)    $300,000 combined single limit

      2. The insurance policy should stipulate that the officer's company must receive written notification (10) ten days prior to cancellation of the policy. Upon notification that a policy has been or will be cancelled, a policy must be immediately reinstated or the officer will jeopardize his/her rights to continue to participate in the plan.

      3. BellSouth Corporation must be named as an "additional insured" on the insurance policy so that the policy will provide primary coverage for both the officer and the company in the event that the officer is involved in an accident while using the vehicle for company business. Many insurance companies will add an "interested party' endorsement rather than use the term "additional insured". This is acceptable but is not the preferred endorsement. Without additional documentation from the insurance company, terms other than "additional insured" or "interested party" do not meet the insurance requirements of this plan.

            If the insurance carrier refuses to comply with the requested wording, a letter to this effect should be provided by the insurance agent, who should also provide a Certificate of Insurance naming the officer's company as the certificate holder. A copy of this document should be provided to BellSouth Executive Compensation.

            If compliance with the above requirements cannot be obtained, it may be necessary that the officer be carried as an exception. Exceptions, however, must be documented by the officer and approved by the VP - Human Resources. A copy of the exception will be maintained by BellSouth Executive Compensation.

            The officer will be responsible for paying all insurance costs and property damage or loss to the vehicle arising in connection with using the vehicle for company business. They may receive reimbursement for an insurance deductible due to an accident while their vehicle was being used for company business. This approval will rest with BellSouth Executive Compensation subject to normal approval requirements.

            [Failure on the part of the officer to maintain continuous insurance coverage as described herein is a serious violation of company policy. Such a violation could result in disciplinary action.]

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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INCOME TAX CONSIDERATIONS

Federal, state and local income tax laws require that reimbursement received for use of a personal automobile be reported on Form W-2, Wage and Tax Statement, unless the participant has accounted to the employer for such expenses in accordance with strict Internal Revenue Service regulations concerning accountable plans. Since the fixed Monthly Allowance payments of this plan do not conform to these regulations, they are reported as income on Form W-2. These payments will be subject to appropriate income tax withholdings.

Further, the fuel and washing expenses paid on behalf of the participant are also reported as income on Form W-2. However, BellSouth has elected to follow the special accounting rule allowed by IRS Announcement 85-113. Under this rule, BellSouth will treat the value of fuel and washing expenses provided during the months of November and December as income in the subsequent calendar year. All other fuel and washing expenses are reported as income in the year in which they are incurred. The imputed income will be subject to appropriate income tax withholdings which will be collected from the participant's December paycheck.

Under current tax laws, participants who use their personal automobile for business use may qualify for an income tax deduction. The deductible items include the cost of insurance, tax, license and registration, depreciation, etc. If the automobile is used for both business and personal use, the expenses must be prorated. The taxpayer must keep thorough records of business use to substantiate any deductions taken on their personal tax returns.

Many of the Internal Revenue Service regulations are complex and future legislation could at any time alter the regulations. Tax information outlined in this plan description is general information. The company is not responsible for its application in any particular case. Officers are cautioned to consult their tax advisors to determine the consequences of any reimbursement made to them under this plan or any deduction they wish to claim as a result of using their personal vehicle for business purposes.

OTHER CONSIDERATIONS

BellSouth Executive Compensation has the overall responsibility for administration of this plan. It will be audited periodically for uniform and correct application of its provisions. For questions regarding this Plan please contact Jeannette Butler on 404-249-4167.

APPROVED:  RICHARD D. SIBBERNSEN               W. PATRICK SHANNON
           --------------------------------    ------------------------
           VICE PRESIDENT - HUMAN RESOURCES    VICE PRESIDENT - FINANCE

DATE:      MARCH 28, 2002                      MARCH 29, 2002

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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                                                                    ATTACHMENT 1

                                    BELLSOUTH

                                     OFFICER

                        PERSONAL VEHICLE PERQUISITE PLAN

                   MONTHLY ALLOWANCE RATE EFFECTIVE 4/1/2002:

                       BAND B AND ABOVE: $1,800 PER MONTH

                       BAND C AND BELOW: $1,500 PER MONTH

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

                                     Page 8

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                                                                    ATTACHMENT 2
                                                          Form RF 0002 - Officer

                                                           REQUEST FOR RECURRING
                                              PAYMENTS OF FIXED PERSONAL VEHICLE
                                                                   REIMBURSEMENT

Company

------------------------------------------------------------------------------------------------------
       REFERENCE DATA                                  INDICATIVE DATA
------------------------------------------------------------------------------------------------------
Name                                       Source Code | 2 | 3 | 0 |
------------------------------------------------------------------------------------------------------
Payroll ID                                 Soc Sec No  |__|__|__|__|__|__|__|__|__|
EXECUTIVE PAYROLL
-----------------------------------------
Responsibility Code/Tracking Unit          Effective Date |__|__| / |__|__|  / |__|__||__|__|
                                                           M  M       D  D       Y  Y   Y  Y
------------------------------------------------------------------------------------------------------
Job Grade        Title                                        Comptrollers Use Only
OFFICER                                    Serial Number  |__|__|__|__|__|__|__|      Co Code  |__|__|
------------------------------------------------------------------------------------------------------
Home Address

------------------------------------------------------------------------------------------------------
Business Location

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

This Form is Being Submitted to: (Check Only One)

        1.        Initiate A Recurring Fixed PVR Payment

        2.        Change The Amount Of The Recurring Payment

        3.        Cancel Current Recurring PVR Payment

        4.        Change Vehicle Driven Under The Plan

                                                         D     D    D      D       C    C
THE FIXED AMOUNT OF THE RECURRING PVR PAYMENT IS:   $|      ,    |  0  |   0   -   0 |  0 |
                                                     --------------------------------------

                       MAKE                    MODEL                     YEAR           NO. DOORS
VEHICLE

FAX TO:         BELLSOUTH EXECUTIVE COMPENSATION
                404-249-3830

APPROVED:       ________________________________________________________________    ______________
                               BELLSOUTH EXECUTIVE COMPENSATION                         DATE

               BellSouth Officer Personal Vehicle Perquisite Plan
                                    1/1/2004

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